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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): December 28, 2006

                         Alternative Loan Trust 2006-46
                         ------------------------------
                       (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-[ ]

                                   CWALT, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-131630

                           Countrywide Home Loans Inc.
                           ---------------------------
             (Exact name of the sponsor as specified in its charter)


  Delaware                                      87-0698307
 -----------------------                        ----------
   (State or Other Jurisdiction              (I.R.S. Employe
 of Incorporation of the depositor)     Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                   91302
---------------------                                 ---------
(Address of Principal                                (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9   Financial Statements and Exhibits
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Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (a)   Financial statements of business acquired.
            -----------------------------------------

            Not applicable.

      (b)   Pro forma financial information.
            -------------------------------

            Not applicable.

      (c)   Exhibits.
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      5.1   Legality Opinion of Sidley Austin LLP.

      8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

      23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                         -----------------
                                                      Darren Bigby
                                                      Vice President



Dated:  December 28, 2006

                                  Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

5.1   Legality Opinion of Sidley Austin LLP                               5

8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)          5

23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)     5